 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8‑K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported):  May 12, 2011

PLUG POWER INC.

(Exact name of registrant as specified in charter)

Delaware	1-34392	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany Shaker Road, Latham, New York  12110
(Address of Principal Executive Offices)  (Zip Code)

(518) 782-7700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended report on Form 8-K/A is filed to correct an error in the date on the cover page.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On May 12, 2011, Plug Power Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders approved the 2011 Stock Option and Incentive Plan (the “2011 Plan”).  The Company’s Board of Directors had previously adopted the 2011 Plan, subject to stockholder approval.  For a description of the 2011 Plan, see the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 11, 2011 (the “Definitive Proxy Statement”).  A copy of the 2011 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07        Submission of Matters to a Vote of Security Holders

As disclosed under Item 5.02, the Company held its Annual Meeting on May 12, 2011.  The proposals before the Company’s stockholders and the results of voting on the proposals were as follows:

(i)         election of the following director nominee as a Class III Director to hold office until the Company’s 2014 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal:

	For	Withheld	Abstain	Broker Non-Votes
Larry G. Garberding	59,129,190	8,831,424	0	43,736,241

(ii)        approval of a Second Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock:

For	Against	Abstain	Broker Non-Votes
97,030,898	13,981,180	684,777	NA

(iii)       approval of the Company’s 2011 Stock Option and Incentive Plan;

For	Against	Abstain	Broker Non-Votes
61,791,961	5,720,519	448,134	43,736,241

(iv)       approval of an advisory resolution regarding the compensation of the Company’s named executive officers; and

For	Against	Abstain	Broker Non-Votes
62,842,734	4,646,117	471,763	43,736,241

(v)        voting upon an advisory proposal regarding the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for stockholder consideration.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,534,343	675,825	54,325,655	3,424,791	NA

For more information on these proposals, see the Company’s Definitive Proxy Statement.

The number of shares of common stock entitled to vote at the Annual Meeting was 132,784,673.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 111,696,855.  Stockholders at the Annual Meeting elected the sole director nominee, approved proposals (ii) through (iv) above and approved the inclusion of an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement every three years.

Item 9.01.  Financial Statements and Exhibits

d)         Exhibits.

Exhibit Number	Title
10.1	2011 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.
Date: May 16, 2011	By: /s/ Andrew Marsh
Andrew Marsh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title
10.1	2011 Stock Option and Incentive Plan